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                                                                      Exhibit 21

                          SUBSIDIARIES OF THE ANDERSONS

                  Subsidiary                                                    State of Organization
                  ----------                                                    ---------------------
The Andersons Ag Software, Inc.                                                 Ohio
(a corporation owned 100% by Metamora Commodity
         Company, Incorporated)

The Andersons Agriculture Group, LP                                             Ohio
(a limited partnership owned 99% by The Andersons, Inc.
         and owned 1% by TAI Holdings, Inc.)

The Andersons Agriservices, Inc.                                                Illinois
(a corporation owned 100% by The Andersons, Inc.)

The Andersons AgVantage Agency, LLC                                             Ohio
(a limited liability corporation owned 100% by Metamora
         Commodity Company, Incorporated)

The Andersons ALACO Lawn, Inc.                                                  Alabama
(a corporation owned 100% by The Andersons, Inc.)

The Andersons Lawn Fertilizer Division, Inc.                                    Ohio
(a corporation owned 100% by The Andersons, Inc.)

The Andersons Mower Center, Inc.                                                Ohio
(a corporation owned 100% by The Andersons, Inc.)

The Andersons Technologies, Inc.                                                Michigan
(a corporation owned 100% by The Andersons Lawn Fertilizer
         Division, Inc.)

Crop & Soil Service, Inc.                                                       Ohio
(a corporation owned 100% by The Andersons, Inc.)

Metamora Commodity Company Incorporated                                         Ohio
(a corporation owned 100% by The Andersons, Inc.)

TAI Holdings, Inc.                                                              Michigan
(a corporation owned 100% by The Andersons, Inc.)